UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)

December 14, 2006

US Airways Group, Inc.
(Commission file number: 1-8444)
(Exact Name of Registrant as specified in its charter)
Delaware	54-1194634
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

US Airways, Inc.
(Commission file number: 1-8442)
(Exact Name of Registrant as specified in its charter)
Delaware	53-0218143
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

111 West Rio Salado Parkway, Tempe, Arizona 85281
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

America West Airlines, Inc.
(Commission file number: 0-12337)
(Exact Name of Registrant as specified in its charter)
Delaware	86-0418245
(State of Incorporation of the registrant)	(I.R.S. Employer Identification No.)

4000 East Sky Harbor Blvd., Phoenix, Arizona 85034
(Address of principal executive offices)
(480) 693-0800
(Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On December 14, 2006, the U.S. Bankruptcy Court for the Eastern District of Virginia, Alexandria Division, approved a Global Settlement Letter between US Airways Group, Inc. and Bombardier Inc. which had been executed by the parties on November 10, 2006. The Global Settlement Letter amends the master purchase agreement ("MPA") dated as of May 9, 2003, as amended, between the parties. The Bankruptcy Court authorized the assumption of the MPA, as modified and amended by the Global Settlement Letter. The parties agreed to modify and amend the MPA to terminate all obligations of US Airways Group to purchase and take delivery of 42 firm aircraft remaining undelivered under the MPA, as well as the rights of US Airways Group to purchase and take delivery of 90 additional aircraft and options to take 94 aircraft in the future. All obligations of Bombardier to manufacture and deliver these aircraft were also terminated. The MPA was amended to provide US Airways Group with the right to purchase Bombardier CRJ 200/700/900 series aircraft from time to time during a period of five years. The Global Settlement Letter further provides that all pre-delivery payments held by Bombardier be returned to US Airways Group. Under the Global Settlement Letter, all claims of Bombardier asserted against US Airways Group and its subsidiaries in the Chapter 11 cases were resolved and Bombardier was granted a total aggregate allowed general unsecured claim in the amount of $147.5 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.
US Airways Group, Inc. (REGISTRANT)
Date: January 12, 2006	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
US Airways, Inc. (REGISTRANT)
Date: January 12, 2006	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel
America West Airlines, Inc. (REGISTRANT)
Date: January 12, 2006	By: /s/ Janet Dhillon Janet Dhillon Senior Vice President and General Counsel